Exhibit 10.1

Certain confidential information contained in this document, marked by [**], has been omitted because ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and (ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

SECOND AMENDED AND RESTATED LICENSE AGREEMENT

BETWEEN

ADC PRODUCTS (UK) LIMITED (formerly SPIROGEN LTD)

MEDIMMUNE LIMITED

AND

ADC THERAPEUTICS S.A.

Effective as of September 1, 2011

SECOND AMENDED AND RESTATED LICENSE AGREEMENT

This Second Amended and Restated License Agreement (“Agreement”) is made and entered into as of May 9, 2016 (“Execution Date”), by and among:

1.
ADC Products (UK) Limited, a company incorporated and registered in England & Wales with company number 03925411 whose registered office is at 4th Floor, Reading Bridge House, George Street, Reading, Berkshire RG1 8LS, United Kingdom (“ADCP”) (formerly Spirogen Ltd, having its principal place of business at 79 George Street, Ryde, Isle of Wight PO33 2JF, United Kingdom (“Spirogen Ltd”)),

2.
ADC Therapeutics SA, a Swiss corporation, having its principal place of business at Rue Saint-Pierrre 2, 1003 Lausanne, Switzerland (“ADCT”, also known as “Licensee”) [(formerly ADC Therapeutics Sàrl)];

3.
MedImmune Limited, a company registered in England and Wales with company number 2451177 and registered office at Milstein Building, Granta Park, Cambridge CB21 6GH (“MedImmune”) (successor in interest to Spirogen Sarl, of Rue Saint-Pierre 2, 1003 Lausanne, Switzerland (“Spirogen Sarl”)).

Licensee, ADCP and MedImmune  are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

WHEREAS, Spirogen Ltd. was a pharmaceutical company that has developed compounds identified as “PBD dimers” and Linker Chemistry (as defined below), including intellectual property and drug material relating thereto.

WHEREAS, ADCT was created for the purpose of developing and commercializing the intellectual property of Spirogen Ltd. in one or more drug conjugation programs, including development of its own intellectual property relating thereto.

WHEREAS, Spirogen Ltd. and ADCT entered into a License Agreement ( the “Original License Agreement”) dated as of September 1, 2011 (the “Effective Date”) pursuant to which Spirogen Ltd. granted a license to ADCT in the field of certain proprietary drug conjugates containing PBD dimers and Linker Chemistry.

WHEREAS, Spirogen Sarl acquired Spirogen Ltd. (now ADCP) by way of a share purchase agreement dated 14 September 2012, following which Spirogen Sarl effected a demerger which, among other things, effected the transfer of the entire issued share capital of Spirogen Ltd. (now ADCP) from Spirogen Sarl to ADC Products Switzerland Sarl.

WHEREAS, Spirogen Ltd. (now ADCP), Spirogen Sarl and ADCT agreed to amend the Original License Agreement to reflect the demerger, and entered into a first Amended and Restated License Agreement (the “First Amendment”) dated as of October 14, 2013 (the “Original Execution Date”).

Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

WHEREAS, on 15 October 2013, the entire issued share capital of Spirogen Sarl was transferred to AstraZeneca UK Ltd., and certain business assets (including relevant know-how was transferred from Spirogen Ltd. (now ADCP) to MedImmune, a wholly-owned indirect subsidiary of AstraZeneca UK Ltd.

WHEREAS, the First Amendment was novated from Spirogen Sarl to MedImmune by a Deed of Novation dated 4 May 2016 (the “Novation Date”).

WHEREAS, the Parties now wish to amend and restate the First Amendment on the terms set out below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE 1
 DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1             “ADC Drug Reagent” means [**].

1.1             “ADC Commercial License” has the meaning set forth in Section 2.1.1.

1.2             “ADC Evaluation License” has the meaning set forth in Section 2.1.1.

1.3             “ADCT Development Work” has the meaning set forth in Section 3.1.2.

1.4             “Additional Filings” has the meaning set forth in Section 3.1.

1.5            “Affiliate” means any person that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.5, “control” means (i) the direct or indirect ownership of more than fifty percent (50%) or more of the voting stock or other voting interests or interest in the profits of the Party, or (ii) the ability to otherwise control or direct the decisions of board of directors or equivalent governing body thereof.

1.6             “Antibody” means [**].

1.7             “Approval Request Notice” has the meaning ascribed to it in Section 2.3.1.

2
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

1.8             “Approved ADC Target” means a Target that is identified as a Target for an ADC Drug Reagent in an Approval Request Notice (whether or not it is also identified as a Target for Non-ADC Drug Reagents) and is confirmed as an Approved Target in accordance with Section 2.3.1.

1.9           “Approved Non-ADC Target” means a Target that is identified as a Target for Non-ADC Drug Reagents in an Approval Request Notice (whether or not it is also identified as a Target for Non-ADC Drug Reagents) and is confirmed as an Approved Target in accordance with Section 2.3.1.

1.10           “Approved Target” means a Target that is approved by MedImmune under Section 2.3 of this Agreement.

1.11          “Business Day” means any day, other than a Saturday, Sunday or day on which commercial banks located in London, England are authorized or required by law to be closed.

1.12           “Commercial License” means an ADC Commercial License or a Non-ADC Commercial License.

1.13         “Confidential Information” means proprietary Know-How (of whatever kind and in whatever form or medium, including copies thereof), tangible materials or other deliverables (a) disclosed by or on behalf of a Party in connection with this Agreement, whether prior to or during the Term and whether disclosed orally, electronically, by observation or in writing, or (b) created by, or on behalf of, any Party and provided to any other Party, or created jointly by the Parties, in the course of this Agreement. For the avoidance of doubt, “Confidential Information” includes (i) Know-How regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products, business information or objectives and other information of the type that is customarily considered to be confidential information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement and (ii) any tangible materials or other deliverables provided by one Party to any other Party.

1.14          “Control” or “Controlled” means the rightful possession by a Party, as of the Effective Date or throughout the Term, and the ability to grant a license, sublicense or other right to exploit, as provided herein, without violating the terms of any agreement with any Third Party.

1.15          “Covers” (including variations such as “Covered”, “Covering” and the like), means, with respect to a particular Patent within the Licensed Intellectual Property and a particular Licensed Product, that the manufacture, use, sale, offer for sale or importation of such Licensed Product in a country is claimed by a Valid Claim of such Patent in that country.

1.16           “Development Patents” shall have the meaning ascribed to it in Section 3.1.2.

1.17          “Diligent Efforts” means [**].

1.18           “Drug Moiety” means [**].

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Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

1.19           “Effective Date” means September 1, 2011.

1.20          “Evaluation License” means an ADC Evaluation License or a Non-ADC Evaluation License.

1.21           “Field” means the use of an ADC Drug Reagent or Non-ADC Drug Reagent for human therapeutics and diagnostics. ¶

1.22          “IND” means (i) an investigational new drug application filed with the FDA for authorization to commence clinical studies and its equivalent in other countries or regulatory jurisdictions and (ii) all supplements and amendments that may be filed with respect to the foregoing.

1.23        “Know-How” means all information, unpatented inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, test data (including pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information and test data, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols, processes, models, designs, and other information regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How shall not include any information in published Patents.

1.24          “Licensed Antibody” means an Antibody that Specifically Binds an Approved Target.

1.25        “Licensed Intellectual Property” means the (i) Licensed Patents and (ii) Know-How that Spirogen Ltd and/or Spirogen Sarl owned or Controlled as of the Original Execution Date.

1.26        “Licensed Patents” shall mean (a) the Patents listed in Exhibit 1.26 and (b) any Patents under Section 3.1.2 in which MedImmune  has ownership rights.

1.27            “Licensed Product” shall mean any product that incorporates an ADC Drug Reagent or a Non-ADC Drug Reagent.

1.28            “Linker” means [**].

1.29           “Linker Chemistry” means [**].

1.30           “Non-ADC Commercial License” has the meaning set forth in Section 2.1.2.

1.31           “Non-ADC Drug Reagent” means [**].

1.32           “Non-ADC Evaluation License” has the meaning set forth in Section 2.1.2.

1.33           “Non-Antibody” is [**].

1.34          “Patent(s)” means any and all patents and patent applications, including any patents issuing therefrom or claiming priority thereto, anywhere in the world, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, reexaminations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.

4
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

1.35           “PBD” means [**]

1.36           “Specifically Binds” means binding with a dissociation constant (Kd) of at least 10-6M.

1.37           “Target” means[**].

1.38           “Territory” means the world.

1.39           “Third Party” shall mean any entity or person which is not a Party to this Agreement or an Affiliate of any Party.

1.40           “US” means the United States of America and its territories and possessions.

1.41         “Valid Claim” means (a) a claim of an issued Patent included in the Licensed Patents that has not expired or been abandoned, or been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period) or (b) a claim within a patent application included in the Licensed Patents, which application was filed in good faith and has not been pending for more than five years from the date of its first filing and which claim has not been revoked, cancelled, withdrawn, held invalid or abandoned.

ARTICLE 2
LICENSES

2.1         License Grant.  Subject to the mutual covenants contained herein and specifically to Section 2.3 below, MedImmune  hereby grants to Licensee:

2.1.1         with respect to ADC Drug Reagents that Specifically Bind to up to eleven (11) different Approved Targets in the Field in the Territory either (i) a non-exclusive, sublicenseable (in accordance with Section 2.2) license under the Licensed Intellectual Property for non-commercial research (each such license for each such Approved ADC Target, an “ADC Evaluation License”); or (ii) an exclusive, sublicenseable (in accordance with Section 2.2) license under the Licensed Intellectual Property to make (and have made), use, sell, offer for sale, and import such ADC Drug Reagents in the Territory in the Field (each such license for each such Approved ADC Target, an “ADC Commercial License”); and

2.1.2          with respect to Non-ADC Drug Reagents that Specifically Bind to each of up to ten (10) different Approved Targets in the Field in the Territory either (i) a non-exclusive, sublicenseable (in accordance with Section 2.2) license under the Licensed Intellectual Property for non-commercial research (each such license for each such Approved Non-ADC Target, a “Non-ADC Evaluation License”); or (ii) an exclusive, sublicenseable (in accordance with Section 2.2) license under the Licensed Intellectual Property to make (and have made), use, sell, offer for sale, and import such Non-ADC Drug Reagents in the Territory in the Field (each such license for each such Approved Non-ADC Target, a “Non-ADC Commercial License”).

5
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

2.2           Sublicenses. Licensee shall have the right to sublicense the rights granted under Section 2.1 to Affiliates and Third Parties through multiple tiers. All sublicenses shall be consistent with the terms and conditions of this Agreement, and in the case of sublicenses to Affiliates or Third Parties, Licensee shall remain responsible for such Affiliate’s or Third Party’s compliance with all obligations under this Agreement applicable to such Affiliate or Third Party. For clarity, no grant of any sublicense to a Third Party or an Affiliate shall relieve Licensee of its obligations hereunder. Licensee shall obtain approval from MedImmune  for any license to a Third Party, which approval shall not be unreasonably withheld.

2.3            Selection of Targets.  Licensee recognizes that ADCP and its Affiliates are party to certain agreements prior to the Original Execution Date (the “Pre-Existing Agreements”). The licenses granted in this Agreement shall be explicitly subject to the rights conveyed in the Pre-Existing Agreements and agreements that may be entered into by MedImmune  and its Affiliates after the Original Execution Date. Accordingly, in further consideration for the licenses granted herein, Licensee shall adhere to the following procedures for selecting Approved Targets for inclusion under Section 2.1 of this Agreement. Notwithstanding any other provision of this Agreement there can be no more than eleven (11) Approved ADC Targets and ten (10) Approved Non-ADC Targets at any time. For the avoidance of doubt, in the event Licensee develops an ADC Drug Reagent and a Non-ADC Drug Reagent against the same Approved Target, such Approved Target will be counted as both an Approved ADC Target and an Approved Non-ADC Target.

2.3.1           Approval of Targets.  The Parties agree that as of the Original Execution Date, the Targets listed in Exhibit 2.3.1 were Approved ADC Targets of which the seven (7) Approved Targets listed in Part 1 were subject to ADC Evaluation Licenses and the two (2) Approved Targets listed in Part 2 were subject to ADC Commercial Licenses. If Licensee wished to obtain approval for any other Target for any additional Evaluation License or to replace an Approved Target that was the subject of a Commercial License as permitted by this Agreement, it was obligated to provide written notice to Harrison, Goddard and Foote. The Parties further agree that as of 7 April 2016, the eleven (11) Targets listed in Part 3 of Exhibit 2.3.1 are Approved ADC Targets subject to ADC Commercial Licenses and the ten (10) Approved Targets listed in Part 4 are Approved Non-ADC Targets subject to ADC Commercial Licenses. If Licensee wishes to replace an Approved Target that is the subject of a Commercial License as permitted by this Agreement, it shall provide written notice to Clinical Technology Transfer Group, PLLC (“CTTG”), which notice (an “Approval Request Notice”) shall identify the requested Target and specify whether ADCT wishes to pursue such Target as an ADC Target, a Non-ADC Target or both an ADC Target and a Non-ADC Target, and this Section 2.3.1 shall apply:

6
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

2.3.1.1     Within fourteen (14) days of its receipt of the Approval Request Notice required in Section 2.3.1, MedImmune shall inform Licensee in writing as to whether the requested Target is available for inclusion under the license granted above in Section 2.1. Any such request must be made in writing to CTTG (or such other Third Party as MedImmune may appoint and notify to the other Parties) and must identify the proposed replacement Target. CTTG may deny, at its sole discretion, inclusion of a requested Target under the license granted under Section 2.1 only if ADCP or MedImmune or its Affiliates (a) has an internal program directed at researching, developing or selling ADC Drug Reagents or Non-ADC Drug Reagents against the requested Target; or (b) has granted non-exclusive or exclusive rights (or options to obtain such rights) to any ADC Drug Reagent or Non-ADC Drug Reagent or to undertake such a program, in either case against such Target, to a Third Party in an agreement executed prior to the notice provided by Licensee under Section 2.3.1, in either case as shown by ADCP or MedImmune’s (or their respective Affiliates’) written records (which may be redacted pursuant to any obligation of confidentiality entered into by ADCP or MedImmune (or their respective Affiliates)), such activities or licence ((a) or (b)) a “Pre-Existing Restriction”). ADCP and MedImmune shall be entitled to add all such unavailable Targets on MedImmune’s register of Targets maintained by CTTG (or other appointee). If the proposed Target is subject to a Pre-Existing Restriction ADCT shall have the right to propose another Target and the above procedure shall be repeated.

2.3.1.2    In the event that there is no Pre-Existing Restriction, then the requested Target shall be an Approved ADC Target, an Approved Non-ADC Target, or both an Approved ADC Target and an Approved Non-ADC Target (as requested in the Approval Request Notice) commencing on expiration of such fourteen (14) days’ of its receipt of such notice (the “Approval Date”).

2.3.1.3    For the avoidance of doubt, if CTTG denies inclusion of a requested Target under Section 2.3.3.1 pursuant to the requirements of Section 2.3.3.1 above, then such Target shall not be an Approved Target and Licensee shall not be licensed under the Licensed Intellectual Property for any ADC Drug Reagent or Non-ADC Drug Reagent against such Target.

2.3.2          Evaluation.  With respect to each such Evaluation License, ADCT shall have a period of [**] from the Original Execution Date or, if later, the Approval Date of the applicable Approved Target, to evaluate such Approved Target. With respect to each such Evaluation License, prior to the end of such [**] period, ADCT shall on written notice to MedImmune either (a) elect to take an ADC Commercial License and/or Non-ADC Commercial License, as applicable, for the applicable Approved Target whereupon the Evaluation License with respect to such Approved Target shall expire and the number of available Evaluation Licenses shall be reduced by one (1); or (b) elect to replace such Approved Target with a new Target for evaluation, in which case ADCT shall seek approval for such new Target in accordance with Section 2.3.1 and subject to such approval, ADCT shall have a [**] ADC Evaluation License and/or a Non-ADC Evaluation License (as requested in the Approval Request Notice) for such Approved Target commencing on the Approval Date for such Approved Target. At the end of such [**] Evaluation Period, ADCT may elect to take an ADC Commercial License and/or Non-ADC Commercial License, as applicable, for such Approved Target. For clarity the Approved Target for each Evaluation License may be replaced only once and at any one time there may not be in aggregate more than (a) eleven (11) Approved Targets subject to an ADC Evaluation License or ADC Commercial License, and (b) ten (10) Approved Targets subject to an Non-ADC Evaluation License or Non-ADC Commercial License. If with respect to any Approved Target, ADCT fails to make any election pursuant to this Section 2.3.2 at the end of such [**] or [**] period, all licenses with respect to such Approved Target shall terminate.

7
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

2.3.3           Replacement of Licensed Targets. ADCT may, at its discretion at any time up to the [**] anniversary of the Original Execution Date, replace the Approved Target of any Commercial License with another Approved Target (selected in accordance with Section 2.3.1) provided that in aggregate the number of replacements for all (a) ADC Commercial Licenses shall not exceed eleven (11), and (b) Non-ADC Commercial Licenses shall not exceed ten (10).

2.3.4         Rejected Targets. If at the end of the applicable evaluation period the Evaluation License for an Approved Target is not converted into a Commercial License, or the Approved Target of any Commercial License is replaced (each such Target a “Rejected Target”), ADCT shall no longer be licensed under this Agreement with respect to such Rejected Target or any ADC Drug Reagent or Non-ADC Reagent against such Target. ADCT shall cease all work on such Rejected Target and return all materials related to such Rejected Target provided by MedImmune  to MedImmune. No Rejected Target may be reselected for an Evaluation License or a Commercial License.

2.3.5          Reporting.  ADCT shall, within 30 days after the end of each calendar year, (i) notify ADCP and MedImmune  in writing of the Approved ADC Targets and Approved Non-ADC Targets subject to ADC Commercial Licenses and (ii) confirm in writing whether any Reporting Event has occurred during such calendar year. For purposes hereof, “Reporting Event” shall mean (i) the first dosing of the first human participant in a Phase II clinical trial of a Licensed Product, (ii) the first dosing of the first human participant in a Phase III clinical trial of a Licensed Product, and (iii) the first regulatory approval in the United States of America of a Licensed Product.

2.4            Reservation of Rights.  Subject to Section 6.2(h) below, MedImmune reserves all rights not specifically granted under this ARTICLE 2.

2.5        Diligence.  With respect to each Evaluation License and Commercial License, ADCT shall use Diligent Efforts to (a) develop and commercialize at least one (1) product, and (b) file an IND for one (1) product within (i) [**] after the Original Execution Date, or (ii) [**] after formal designation of a replacement Approved Target pursuant to the process set forth in Section 2.3.3.

8
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

ARTICLE 3
RESEARCH AND DEVELOPMENT AND INTELLECTUAL PROPERTY

3.1           Prosecution and Maintenance of Licensed Patents.  Subject to Section 3.1.1, MedImmune shall, at its sole discretion, have the right to prosecute and maintain the Licensed Patents with reasonable commercial care taking into account the value of such Licensed Patents to ADCT. For any filings made after the Effective Date, MedImmune shall file national phase applications in Europe, US, Australia, Brazil, Canada, India, China, Japan and Russia with European validation in the UK, Germany, France, Spain, Italy, the Netherlands. ADCT may request that MedImmune file in countries other than those listed above (“Additional Filings”), but must do so in writing at least sixty (60) days prior to the deadline for filing on a country-by-country basis, the cost of such Additional Filings being borne by ADCT (unless such cost was already reimbursed by another MedImmune licensee). MedImmune agrees to maintain the pendency of the Licensed Patents for the term of this Agreement except to the extent that a patent application in the Licensed Patents is finally rejected by an administrative body of competent jurisdiction from which no appeal or further appeal can be taken. Notwithstanding the foregoing, if MedImmune wishes to abandon any of the Licensed Patents, MedImmune shall seek written authorization from ADCT, which authorization shall not unreasonably be withheld taking into account the value of such Licensed Patent(s) to ADCT in the context of this Agreement. MedImmune shall (i) keep ADCT reasonably informed with respect to the issuance of Licensed Patents, and (ii) keep ADCT reasonably informed with respect to the abandonment of any patent or patent application included in the Licensed Patents. With respect to the Development Patents included within the Licensed Patents, MedImmune shall (unless the prosecution is controlled by ADCT) (a) provide ADCT with copies of and an opportunity to review and comment upon the text of the applications relating to such Development Patents at least ten (10) days before filing, (b) provide ADCT with a copy of each submission made to and document received from a patent authority, court or other tribunal regarding any such Development Patents promptly after making such filing or receiving such document, including a copy of each application as filed together with notice of its filing date and application number, (c) keep ADCT advised of the status of all material communications, actual and prospective filings or submissions regarding such Development Patents, and will give ADCT copies of and an opportunity to review and comment on any such material communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (d) incorporate ADCT’s reasonable comments on such communications, filings and submissions.

3.1.1         Prosecution and Maintenance of Development Patents. With respect to the Development Patents owned by ADCT or jointly owned by ADCT and MedImmune pursuant to Sections 3.1.3(b) and (c) below, ADCT shall at its sole discretion, have the right to prosecute and maintain such Development Patents using a patent agent/attorney reasonably approved by MedImmune (for example, the same patent agent/attorney prosecuting patent applications on behalf of MedImmune in the PBD space) provided that ADCT shall (a) provide MedImmune with copies of and an opportunity to review and comment upon the text of the applications relating to such Development Patents at least ten (10) days before filing, (b) provide MedImmune with a copy of each submission made to and document received from a patent authority, court or other tribunal regarding any such Development Patents promptly after making such filing or receiving such document, including a copy of each application as filed together with notice of its filing date and application number, (c) keep MedImmune advised of the status of all material communications, actual and prospective filings or submissions regarding such Development Patents, and will give MedImmune copies of and an opportunity to review and comment on any such material communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (d) if MedImmune reasonably believes that such communication, filing or submission will have a detrimental effect on its commercial interests with respect to PBDs, then MedImmune shall have the right to require ADCT to amend its communication, filing or submission prior to it being transmitted such as to prevent such detrimental effect, unless ADCT can reasonably establish that no such detrimental effect will occur.

9
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

3.1.2         Costs and Fees.  Except as provided in this Section 3.1, MedImmune will pay any costs and fees for prosecution and maintenance of the Licensed Patents. ADCT will pay any costs and fees for prosecution and maintenance of the Development Patents described in Section 3.1.2(c).

3.1.3         Development IP.  Any Patents having claims conceived during the course of work undertaken by ADCT in exercise of its rights under this Agreement (the “ADCT Development Work”) including, without limitation the patents and applications on Exhibit 3.1.2 (together the “Development Patents”) shall be owned as follows:

(a)          Any Development Patents to the extent claiming a PBD or any PBD attached to an antibody other than a Licensed Antibody; and/or methods of making or using any of the foregoing shall be solely owned by MedImmune, regardless of inventorship. ADCT agrees to assign, and does hereby assign, the entire right, title and interest in and to any Development Patents under this Subsection to MedImmune; and to execute or cause to be executed all necessary documents in relation thereto.

(b)          Any Development Patents to the extent claiming a Licensed Antibody against an Approved Target shall be solely owned by ADCT, regardless of inventorship. MedImmune agrees to assign, and does hereby assign, the entire right, title, and interest in and to any Development Patents under this Subsection to ADCT; and to execute or cause to be executed all necessary documents in relation thereto. For the avoidance of doubt, ADCT shall have no right to any claim in any Development Patent to a PBD or any methods of making or using the same that is/are conceived and/or reduced to practice during the course of ADCT Development Work except as provided in Subsection (c) below.

(c)          Any Development Patent to the extent claiming an ADC Drug Reagent, and/or methods of making or using the ADC Drug Reagent shall be jointly owned by the Parties; however (i) MedImmune shall have no right to exploit such Patent during the Term, (ii) ADCT shall have the exclusive right to exploit such Patent during the Term, and (iii) MedImmune hereby consents to ADCT’s exploitation during the Term without any duty of accounting except as provided in this Agreement. Subsequent to the Term, the Parties shall provide consent to each other to allow exploitation of any Patent under this Subsection without any duty of accounting. Each Party agrees to assign, and does hereby assign, a joint interest to the other Party to any Development Patents under this Subsection to the extent necessary to effect the purposes hereof; and to execute or cause to be executed all necessary documents in relation thereto.

10
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

(d)           The Parties agree that no single Development Patent shall contain any two or more of the following: (i) claims directed to a PBD, or any PBD attached to an antibody that is not a Licensed Antibody against an Approved Target, (ii) claims directed to a Licensed Antibody against an Approved Target, and (iii) claims directed to an ADC Drug Reagent. The Parties agree that such claims shall be made in separate patent applications, with ownership determined as provided in Subsections 3.1.2(a), 3.1.2(b), and 3.1.2(c).

(e)           The ownership of any Development Patents under this Section that do not fall into Subsection 3.1.2 (a), Subsection 3.1.2 (b), or Subsection and 3.1.2 (c) shall be determined under U.S. patent law.

(f)        In the event that any claim in the Development Patents is rejected under the judicially-created doctrine of obviousness-type double patenting in the United States with respect to another of the Development Patents, the Parties agree to reasonably cooperate in obviating such rejection. For the avoidance of doubt, any Patent conceived by a Third Party otherwise in connection with this Agreement and in-licensed to any Party is not a Development Patent.

3.1.4          Rights to Data.  Any data generated by ADCT using the Licensed Intellectual Property in conceiving and/or reducing to practice a PBD conjugated to a targeting agent shall be provided to MedImmune and may be used by MedImmune in prosecuting its own intellectual property and/or for general business purposes; provided that (a) such data must be “anonymized” as reasonably required by ADCT for confidentiality purposes; and (b) any use of such “anonymized” data shall be subject to the obligations to have such use reviewed as provided in Section 5.2 below (even if the use is not a publication or disclosure as described in such section, but such Section 5.2 shall also apply to any use by MedImmune in connection with prosecuting MedImmune’s own intellectual property).

3.2            Non-Solicitation. The Parties agree that for so long as MedImmune Limited or its Affiliates is providing services to ADCT in connection with ADCT Development Work and for [**] thereafter, neither ADCT or MedImmune shall directly or indirectly solicit (other than through a general solicitation to which an individual employee responds or where the individual makes the initial approach to the hiring Party) for employment any scientist, member of management or any other individual who is employed by MedImmune or any of its Affiliates.

3.3            Enforcement Rights for Infringement by Third Parties.

3.3.1         Notice.  Each of ADCP, MedImmune and ADCT shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of the Licensed Intellectual Property (“Infringement”), or of any claim of invalidity, unenforceability, or non-infringement of the Licensed Intellectual Property. The notifying Party shall provide to the other Party all evidence in such Party’s possession pertaining to the actual or suspected infringement, or claim of invalidity, unenforceability, or non-infringement that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of a privilege.

11
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

3.3.2       Enforcement Actions.  MedImmune shall have the sole right at its sole expense and in its sole discretion to control the enforcement of the Licensed Patents (other than the ADCT Development Patents set forth in Sections 3.1.2 (b) and 3.1.2 (c)) against infringers. In any enforcement action filed by MedImmune under this Section, ADCT agrees to be joined as a party, at MedImmune’s expense, if a court of competent jurisdiction determines that it is necessary to do so. If ADCT notifies MedImmune of the alleged infringing activity by a Third Party pursuant to this Section and MedImmune in good faith does not believe that the Third Party is infringing any of the Licensed Patents, then upon written request of MedImmune and within thirty (30) days following receipt of ADCT’s notice, the Parties shall meet to discuss in good faith the merits of the infringement. In the event that the Parties cannot agree as to whether an infringement exists, despite reasonable good faith efforts, the Parties shall agree on an independent patent attorney located in the jurisdiction where the alleged infringement is occurring who shall determine whether, in such attorney’s opinion, there is no possibility of literal infringement existing as alleged by ADCT. The independent attorney shall provide its opinion orally to both Parties at the same time (unless the Parties mutually agree on a written opinion) and shall have entered into a joint defense or shared interest agreement with both Parties in advance of the engagement to protect work product and attorney-client privilege. The Parties shall share the expense of such attorney equally. Such attorney shall: (a) not previously have done any work for MedImmune or ADCT or any of their Affiliates; (b) have at least fifteen (15) years of experience; (c) not be reasonably objected to by either Party if such Party reasonably believes that the retention of such independent attorney would be prejudicial to its intellectual property interests; and (d) be subject to obligations of confidentiality no less onerous than those set forth in this Agreement. Both Parties shall, within five (5) Business Days of the retention of such attorney, submit the subject Licensed Patents and the identity of the alleged infringing product, and such patent attorney shall review such information and provide the oral opinion (unless the parties agree that such opinion shall be in writing) within forty-five (45) days of his or her retention. Unless such attorney determines that there is no possibility of literal infringement as alleged by ADCT, then MedImmune shall be obligated to enforce the subject Licensed Patent(s); otherwise MedImmune shall have no further obligation to pursue the matter.

3.3.3          Development Patents.  ADCT shall have the sole right at its sole expense and in its sole discretion to control the enforcement of Development Patents under Sections 3.1.2(b) and 3.1.2(c) during the Term. In any enforcement action filed by ADCT under this Section, MedImmune agrees to be joined as a party, at ADCT’s expense, if a court of competent jurisdiction determines that it is necessary to do so.

3.3.4         Settlement.  The Party controlling any such enforcement action may not settle, or otherwise consent to an adverse judgment in, such action that diminishes the rights or interests of the non-controlling Party without the prior express written consent of the non-controlling Party.

3.3.5         Costs and expenses.  The Party controlling any such enforcement shall bear all costs and expenses, including but not limited to litigation expenses, related to such enforcement actions.

3.3.6          Damages.  All damages, amounts received in settlement, judgment or other monetary awards recovered in an action to enforce the Licensed Patents shall first be applied to reimburse the controlling Party for its reasonable expenses, including attorneys’ fees. Any remainder [**].

12
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

3.3.7          Cooperation.  In any suit to enforce and/or defend the Licensed Patents pursuant to this Section, the Party not in control of such suit shall, at the request and expense of the controlling Party, reasonably cooperate and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

3.4            Third Party Infringement Claims.  In the event that a Third Party shall make any claim, give notice, or bring any suit or other inter parties proceeding against ADCT or MedImmune, or any of their respective Affiliates or sublicensees or customers, for infringement or misappropriation of any intellectual property rights with respect to making, using, selling, offering for sale, or importing any Licensed Product (“Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim shall promptly notify the other Party and provide all evidence in its possession pertaining to the claim or suit that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of a privilege.

3.4.1          Defense.  The Parties shall consult as to potential strategies to defend against any Third Party Infringement Claim, consistent with the overall goals of this Agreement, including by being joined as a party. The Parties shall cooperate with each other in all reasonable respects in the defense of any Third Party Infringement Claim arising out of any counterclaim related thereto. Subject to the respective indemnity obligations of the Parties set forth in ARTICLE 7, each Party shall be entitled to defend itself in such suit or inter parties proceeding. Each Party shall reasonably cooperate with the other Party in connection with any such defense.

3.4.2          Settlement.  If any such defense under this Section 3.4 would adversely affect one Party’s rights under this Agreement or impose a financial obligation upon one Party or grant rights in respect of or affect the validity or enforceability of the Licensed Intellectual Property, then any settlement, consent judgment or other voluntary final disposition of such Third Party Infringement Claim shall not be entered into without the written consent of such Party.

3.5             Challenges to Licensed Patents.  In the event that ADCT challenges the validity or enforceability of any Patent within the Licensed Patents issued as of the Effective Date (excluding any participation in a proceeding where ADCT is legally compelled to provide information), ADCT agrees that (a) it shall continue to make all payments due under this Agreement while such challenge is pending; and (b) [**]. This Section shall not survive any expiration or termination of this Agreement.

3.6           Other Agreements.  The Parties acknowledge that ADCT is subject to a Sublicense Agreement with BZL Biologics LLC dated July 12, 2013; a Collaboration and Licence Agreement with VivaMab, a division of BioAtla LLC, dated May 24, 2013; a Collaboration and Supply Agreement with Stem CentRx Inc. dated May 27, 2013; and a Collaboration and License Agreement with Genmab A/S dated June 14, 2013. If and to the extent that any provisions of this ARTICLE 3 are contrary to any of ADCT’s obligations or rights in such agreements the Parties shall discuss such potential conflicts and shall co-operate in good faith to implement the provisions of this Agreement and those agreements in a manner that avoids any breach of such agreements and where necessary to seek amendments to such agreements to avoid such conflicts.

13
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

ARTICLE 4
CONFIDENTIALITY

4.1           Non-use and Non-disclosure of Confidential Information.  During the Term, and for a period of [**] thereafter, each Party shall (i) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of any of the other Parties; (ii) except in connection with activities contemplated by, the exercise of rights permitted by, in order to further the purposes of this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Parties; and (iii) take all reasonable precautions to protect the Confidential Information of the other Parties (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted).

4.2            Exclusions Regarding Confidential Information.  Notwithstanding anything set forth in this ARTICLE 4 to the contrary, the obligations of Section 4.1 above shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential Information of the disclosing Party:

(a)           was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

(b)           was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

(c)          became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

(d)         was received by the receiving Party without an obligation of confidentiality from a Third Party having the right to disclose such information without restriction;

(e)            was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the disclosing Party; or

(f)            was released from the restrictions set forth in this Agreement by express prior written consent of the disclosing Party.

4.3         Authorized Disclosures of Confidential Information.  Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of another Party as follows:

(a)          if required by law, rule or governmental regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the Party seeking to disclose the Confidential Information of another Party (i) use all reasonable efforts to inform the such Party prior to making any such disclosures and cooperate with such Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, request confidential treatment of such information;

14
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

(b)           to the extent such use and disclosure is reasonably required in the filing, prosecution, maintenance or publication of any patent application or patent on inventions;

(c)         as reasonably necessary to obtain or maintain any regulatory approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any ADC Drug Reagents or Non-ADC Drug Reagents licensed hereunder, provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

(d)           to take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; or

(e)        to the extent necessary, to permitted sublicensees, licensees, collaborators, vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive on those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement. Further, the receiving Party may disclose Confidential Information to existing or potential acquirers, merger partners, permitted collaborators, licensees and sources of financing or to professional advisors (e.g. attorneys, accountants and prospective investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or license and under appropriate conditions of confidentiality, only to the extent necessary and with the agreement by those permitted individuals to maintain such Confidential Information in strict confidence.

4.4         Terms of this Agreement.  The Parties agree that this Agreement and the terms hereof will be considered Confidential Information of Licensee, ADCP and MedImmune but can be shared with potential sublicensees under this Agreement or acquirers to the extent necessary to complete the subject transaction.

4.5           No License.  As among the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Parties shall not constitute any grant, option or license to the other Parties, beyond those licenses expressly granted hereunder, under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.

ARTICLE 5
 PUBLICITY; PUBLICATIONS

5.1           Publicity.  Licensee and MedImmune shall mutually agree upon the form of press release that they may issue concerning the execution of this Agreement; such issuance to occur after the Effective Date and at a time to be mutually agreed (such agreement not to be unreasonably withheld or delayed).

15
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

5.2           Publications.  Notwithstanding Section 5.1, all Parties recognize that the publication or disclosure of papers, presentations, abstracts or any other written or oral presentations regarding results of and other information regarding the ADC Drug Reagents and Non-ADC Drug Reagents may be beneficial to the Parties, provided that such publications or presentations are subject to reasonable controls to protect Confidential Information, the patentability of inventions and other commercial considerations. For the avoidance of doubt, the terms of this Section 5.2 shall not apply to patent applications filed by a Party. Accordingly, the following shall apply with respect to papers and presentations proposed for disclosure by any Party (the “Disclosing Party”):

(a)          With respect to any paper or presentation proposed for disclosure by the Disclosing Party which utilizes information generated by or on behalf of a Party relating to ADC Drug Reagents or Non-ADC Drug Reagents licensed hereunder (including without limitation any publications containing Confidential Information of any other Party) the other Party (the “Non-Disclosing Party”) shall have the right to review and approve any such proposed paper or presentation. The Disclosing Party shall submit to the Non-Disclosing Party the proposed publication or presentation (including, without limitation, posters, slides, abstracts, manuscripts, marketing materials and written descriptions of oral presentations) at least thirty (30) calendar days prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials. The Non-Disclosing Party shall review such submitted materials and respond to the Disclosing Party as soon as reasonably possible, but in any case within twenty (20) calendar days of receipt thereof. At the option of the Non-Disclosing Party, the Disclosing Party shall (a) delete from such proposed publication or presentation any Confidential Information of the Non-Disclosing Party and (b) delay the date of such submission for publication or the date of such presentation for a period of time sufficiently long (but in no event longer than sixty (60) calendar days) to permit the Non-Disclosing Party to seek appropriate patent protection. Once a publication has been approved by the Non-Disclosing Party, the Disclosing Party may make subsequent public disclosure of the contents of such publication without the further approval of the Non-Disclosing Party; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

5.3           No Right to Use Names.  Except as expressly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of “MedImmune”, “Spirogen”, “ADCT”, or any other trade name, symbol, logo or trademark of any Party in connection with the performance of this Agreement.

ARTICLE 6
 REPRESENTATIONS

6.1          Mutual Representations and Warranties.  ADCT, ADCP and MedImmune each represents and warrants to each other that as of the Effective Date:

 (a)            it is validly organized under the laws of its jurisdiction of incorporation;

16
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

(b)            it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement;

(c)            the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

(d)            it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

(e)          the performance of its obligations will not conflict with such Party’s charter documents or any agreement, contract or other arrangement to which such Party is a party; and

(f)          it follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

6.2           MedImmune Additional Warranty.  MedImmune also represents and warrants to Licensee that:

(a)          except as noted in Exhibit 6.2(a), prior to the Novation Date Spirogen Sarl was, and from the Novation Date MedImmune is, the sole and exclusive owner, or the exclusive licensee, of all right, title and interest in and to the Licensed Intellectual Property;

(b)           prior to the Novation Date Spirogen Sarl had, and from the Novation Date MedImmune has the legal right and power to extend the rights and licenses granted to Licensee hereunder and to transfer the Know-How licensed pursuant to this agreement, including the ADC Drug Reagents and Non-ADC Drug Reagents licensed hereunder, to Licensee;

(c)         prior to the Original Execution Date Spirogen Sarl did not, own or control any intellectual property, other than the Licensed Intellectual Property, that would be infringed by Licensee in researching, developing, or commercializing any ADC Drug Reagent or Non-ADC Drug Reagent licensed hereunder;

(d)         neither MedImmune nor Spirogen Sarl has granted any right, license or interest in or to the Licensed Intellectual Property, or any portion thereof, that negates the rights granted to Licensee herein;

17
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

(e)           it shall not amend the terms of any Third Party Agreement in any manner that would have a material negative affect on the rights granted by MedImmune to Licensee hereunder without Licensee’s prior written consent; and

(f)          as of the Original Execution Date, Spirogen SARL had no knowledge of any threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to the Licensed Intellectual Property; provided, however, that nothing in this Section 6.2 shall be interpreted as having required Spirogen SARL to have undertaken any inquiries or to have obtained any freedom to operate opinion.

(h)           prior to the Novation Date Spirogen Sarl did not, and subsequent to the Novation Date MedImmune will not, enter into any agreements with Third Parties, with respect to the Licensed Intellectual Property that would effectively prevent Licensee from exercising its rights under ARTICLE 2 of this Agreement with respect to eleven (11) commercially-relevant Approved ADC Targets and ten (10) commercially-relevant Approved Non-ADC Targets. For the avoidance of doubt, MedImmune will not exclusively license PBD or Linker Chemistry in a manner that would effectively prevent Licensee from exercising its rights under ARTICLE 2 of this Agreement as described above.

6.3           Disclaimers.  EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO PATENTS, KNOW-HOW, MATERIALS OR CONFIDENTIAL INFORMATION SUPPLIED BY IT TO ANY OTHER PARTY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

ARTICLE 7
 INDEMNIFICATION

7.1          Indemnification.  Subject to Section 7.2, each Party shall indemnify, defend and hold the other Party, its Affiliates and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively, “Loss” or “Losses”) arising, directly or indirectly out of or in connection with any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) resulting from (a) the gross negligence or willful misconduct of such Party under this Agreement, (b) breach by such Party of the representations and warranties under Article 6, or (c) in the case of Licensee (its Affiliates and their sublicensees), product liability and infringement claims relating to Licensee (its Affiliates and their sublicensees) development and commercialization of an ADC Drug Reagent or Non-ADC Drug Reagent approved by MedImmune  pursuant to Section 2.3 above.

18
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

7.2           Procedure.  If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, in each of which cases the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the Indemnitee). The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this  ARTICLE 7 shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 7.2. It is understood that only Licensee and MedImmune may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

7.3           Insurance.  Subject to Section 7.4, Licensee shall, at its sole expense, obtain and maintain the following insurance on its own behalf, with insurance companies having an A. M. Best Rating of “A-, VII” or better:

(a)           From the initiation of the first clinical trial for a Licensed Product until the date three (3) years after the last dosing of a human subject under the last clinical trial for a Licensed Product, Licensee shall maintain coverage for each such clinical trial in accordance with the national regulation of each country in which it runs a clinical trial but in any event in an amount not less than (i) [**] per occurrence and [**] annual aggregate for any Phase I clinical trial, and (ii) [**] per occurrence and [**] annual aggregate for any Phase II Trial or Phase III Trial;

(b)           During the Term, Licensee shall maintain comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (i) each occurrence, [**]; (ii) personal and advertising injury, [**]; and (iii) general aggregate (commercial form only), [**].

(c)            Such insurance shall name MedImmune  as an additional insured.

(d)           Licensee shall furnish MedImmune  with certificates of insurance showing compliance with all requirements set forth in this Section 7.3. Such certificates shall: (i) indicate that MedImmune  has been endorsed as an additional insured under the coverage referred to above; and (ii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by MedImmune. Licensee shall notify MedImmune  within thirty (30) days of any change in the terms of such insurance from those set forth in the most recent certificate of insurance provided to MedImmune  pursuant to this Section 7.3. The coverage and limits referred to above shall not in any way limit the liability of Licensee hereunder.

19
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

7.4           Election to Self-Insure.  In the event that Licensee or any sublicensee of Licensee or any successor-in-interest of Licensee, is an entity which, together with its Affiliates, has worldwide revenues from pharmaceutical sales in excess of [**] per year, the obligations set forth in Section 7.3, above, shall not apply with respect to such entity, if such entity notifies MedImmune  in writing that it elects to provide coverage through a commercially reasonable program of self-insurance; provided, however, that the obligations set forth in Section 7.3, above, shall resume with respect to such entity and its Affiliates, or successor-in-interest and its Affiliates, if such program of self-insurance is terminated or discontinued for any reason.

7.5           Limitation of Damages.  NO PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT IN RESPECT OF ANY BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 4 OR INDEMNIFICATION OBLIGATIONS UNDER THIS  ARTICLE 7 FOR CLAIMS OF THIRD PARTIES.

ARTICLE 8
TERM AND TERMINATION

8.1           Term.  The term of this Agreement (the “Term”) shall commence on the Effective Date and will terminate on the date of expiration of the last Evaluation License or if on such date there are one or more Commercial Licenses in force, on a Commercial License-by-Commercial License basis on the date of the last to expire of the Licensed Intellectual Property that Covers a product being exploited pursuant to such license.

8.2           Termination.  This Agreement, including the licenses granted herein, shall terminate upon (a) material breach of any provision in this Agreement by Licensee that is not cured within [**] written notice thereof.

ARTICLE 9
 DISPUTE RESOLUTION

9.1           Disputes.  The Parties agree to use their reasonable efforts to resolve any dispute arising out of this Agreement by amicable negotiation. If any dispute arising out of this Agreement, including validity, breach, or termination thereof, cannot be resolved within thirty (30) days after notice of such dispute, then such dispute shall be settled by arbitration in accordance with the Swiss Rules of International Arbitration of the Swiss Chambers of Commerce (“the Rules”) in force on the date when the notice of arbitration is submitted in accordance with the Rules. The arbitral proceedings shall be conducted in accordance with the Expedited Procedure set forth in Section 42, Paragraph 1, of the Rules. The number of arbitrators shall be [**]. The arbitration shall take place in London, UK and shall be conducted in English.

20
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

9.2           Interim Equitable Relief.  Notwithstanding anything to the contrary in this Section 9.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this ARTICLE 9, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrator to review the decision under this Section 9.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

9.3           Protective Orders; Arbitrability.  At the request of any Party, the arbitrator shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrator shall have the power to decide all questions of arbitrability.

9.4           Subject Matter Exclusions.  Notwithstanding the provisions of Section 9.2, any Dispute not resolved internally by the Parties pursuant to Section 9.1 that involves the validity or infringement of a Patent that Covers an ADC Drug Reagent or Non-ADC Drug Reagent (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants reside; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

9.5           Continued Performance.  Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

ARTICLE 10
 MISCELLANEOUS

10.1           Applicable Law.  This Agreement shall be governed by and interpreted in accordance with English law, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

10.2           Notices.  Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by a facsimile (with delivery confirmed); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Any notice sent via facsimile shall be followed by a copy of such notice by private express courier or by first class mail. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 10.2 by sending written notice to the other Party.

21
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

If to Licensee:	ADC Therapeutics SA
[**]

With copy to
[**]

If to ADCP:	ADC Products (UK) Limited
[**]

If to MedImmune:	MedImmune Limited
[**]

With a Copy to:
[**]

10.3          Assignment.  No Party may assign, in whole or in part, this Agreement without the prior written consent of the non-assigning Parties, such approval not to be unreasonably withheld. Notwithstanding the foregoing, any Party may assign this Agreement to (i) an Affiliate or (ii) any purchaser of all or substantially all of the assets of such Party, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity, provided that the party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. A copy of such written agreement by such assignee shall be provided to the non-assigning Parties within [**] of execution of such written agreement. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns.

10.4        Independent Contractors.  The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

10.5          Integration.  Except to the extent expressly provided herein, this Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersede all previous oral and written communications between the Parties with respect to the subject matter of this Agreement.

10.6          Amendment; Waiver.  Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of each of the Parties. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

22
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

10.7          Severability.  The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

10.8         Construction.  The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

10.9         Interpretation.  The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

10.10        Survival.  In addition to any provisions that specify survival or non-survival in the event of a termination of this Agreement or a change of control of one or both Parties, the provisions of Sections 3, 4, 5, 7, 9, and 10 shall survive any termination of this Agreement.

10.11        Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature Page Follows]

23
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

IN WITNESS WHEREOF, Spirogen, ADCT and MedImmune have executed this Agreement by their respective officers hereunto duly authorized, on the Execution Date, to be effective as of the Effective Date.

ADC PRODUCT LIMITED

By:	/s/ Michael Forer
	Name:	Michael Forer
	Title:	Director

MEDIMMUNE LTD

By:	/s/ Christopher S. Winter
	Name:	Christopher S. Winter
	Title:	European Patent Counsel

ADC THERAPEUTICS SA

By:	/s/ Chris Martin
	Name:	Chris Martin
	Title:	CEO

Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

EXHIBIT 1.26

LICENSED PATENTS

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25
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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26
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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27
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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33
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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34
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

Exhibit 2.3.1

Part 1: List of approved targets with Evaluation ADC licenses as of the Original Execution Date

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[**]

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Part 2: List of initial approved targets with Commercial ADC licenses as of the Original Execution Date

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35
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

Part 3: List of approved targets with Evaluation ADC licenses as of the Execution Date

[**]

[**]	[**]
[**]	[**]
[**]	[**] [**]
[**]	[**]

Part 4 Approved ADC Targets subject to ADC Commercial Licenses as of the Execution Date

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36
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

Part 5 - Approved Non-ADC Targets subject to ADC Commercial Licenses

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37
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

EXHIBIT 3.1.2¶

DEVELOPMENT PATENTS¶

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38
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

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39
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.

EXHIBIT 6.2(a)

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40
Certain confidential information contained in this document, marked by [**], has been omitted because
ADC Therapeutics SA (ADCT) has determined that the information (i) is not material and
(ii) would likely cause competitive harm to ADC Therapeutics SA (ADCT) if publicly disclosed.